Catalyst Strategic Income Opportunities Fund

Ticker: CSIOX

(the “Fund”)

March 14, 2025

This information supplements certain information contained in the Prospectus and Statement of Additional Information for the Fund, each dated February 1, 2025.

Effective on or about March 31, 2025, the Fund’s name will change to “Catalyst/Perini Strategic Income Fund.” Accordingly, effective on or about March 31, 2025, all references to “Catalyst Strategic Income Opportunities Fund” in the Prospectus and Statement of Additional Information are replaced with “Catalyst/Perini Strategic Income Fund.” The investment objective and principal investment strategies of the Fund will not change.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information for the Fund, each dated February 1, 2025, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-800-991-3319 or by writing to Catalyst Strategic Income Opportunities Fund c/o 36 North New York Avenue, 3rd Floor, Huntington, NY 11743.

Please retain this Supplement for future reference.